EXHIBIT 99.1

3D Systems Acquires Leading Dutch Provider TIM

-  Expanding On-Demand Parts Services in Benelux
-  Extending Capabilities for the Benefit of European Customers

ROCK HILL, S.C., Oct. 1, 2012 (GLOBE NEWSWIRE) -- 3D Systems Corporation (NYSE:DDD) announced today that it acquired Tim The Innovative Modelmakers B.V. ("TIM"), a leading full service provider of on-demand custom parts services, located in Eindhoven, The Netherlands. The company plans to integrate the operations of TIM into its on-demand parts service as part of 3D Systems Benelux, and immediately offer its full range of rapid prototyping, model making and manufacturing solutions for the benefit of design-to-manufacturing professionals and consumers alike.

"We are very pleased to add a company of TIM's reputation, craftsmanship, flexibility and speed to our growing on-demand custom parts services network in Europe," said Ziad Abou, Director On-Demand Parts Europe, 3D Systems. "With TIM's expertise on board, we can serve our European growing customer base better, faster and with an expanded menu of services."

Forward Looking Statements

Certain statements made in this release that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements.  In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as "believes," "belief," "expects," "estimates," "intends," "anticipates" or "plans" to be uncertain and forward-looking.  Forward-looking statements may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements," "Cautionary Statements and Risk Factors," and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements.

About 3D Systems Corporation

3D Systems is a leading provider of 3D content-to-print solutions including 3D printers, print materials and on-demand custom parts services for professionals and consumers alike. The company also provides CAD software and plugins, and affordable consumer create-and-make printers, apps and services. Its expertly integrated solutions replace and complement traditional methods and reduce the time and cost of designing new products by printing real parts directly from digital input. These solutions are used to rapidly design, create, communicate, prototype or produce real parts, empowering customers to create and make with confidence.

More information on the company is available at www.3DSystems.com.

To experience our entire range of 3D content-to-print products and services please visit www.printin3D.com, www.production3dprinters.com, www.3Dproparts.com, www.zcorp.com, www.toptobottomdental.com, www.quickparts.com, www.alibre.com, www.bitsfrombytes.com, www.bespokeinnovations.com,www.botmill.com, www.cubify.com, www.myrobotnation.com, www.freshfiber.com, www.The3dStudio.com, www.freedomofcreation.com, www.sycode.com, www.paramountind.com, blog.3dsystems.com, or via email at moreinfo@3Dsystems.com.

The 3D Systems Corporation logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4537

About TIM The Innovative Modelmakers

TIM is a leading provider of custom prototyping and manufacturing services for designers and engineers who want to create plastic and metal parts from rapid prototyping to production, with a focus on consumer electronics, from domestic appliances to computer peripherals and mobile phones. With complete in-house rapid prototyping and tooling capabilities and an experienced engineering project team, TIM delivers quality prototyping and manufacturing services on time and within budget.

More information is available at www.timmodelmakers.nl.

CONTACT: Investor Contact:
         Stacey Witten
         803-326-4010
         Email: Stacey.Witten@3dsystems.com

         Media Contact:
         Cathy Lewis
         781-852-5007
         Email: Cathy.Lewis@3dsystems.com